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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

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                                 CURRENT REPORT
                             Pursuant to Section 13
                           or 15(d) of the Securities
                              Exchange Act of 1934




Date of Report (Date of earliest event reported):   SEPTEMBER 30, 1997


                            MARGO NURSERY FARMS, INC.
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             (Exact name of registrant as specified in this charter)
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
         FLORIDA                            0-15336                         59-2807561
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(State or other jurisdiction of     (Commission File No.)         (IRS Employer Identification No.)
 incorporation)
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ROAD 690, KILOMETER 5.8 VEGA ALTA, PUERTO RICO                        00692
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(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:   (787) 883-2570


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On September 29, 1997, the Company sold its 54 acre farm in South Florida to Costa Color Corporation ("Costa"), an affiliate of Costa Nursery Farms, Inc., for a price of $800,000. The terms of the transaction were cash. The Company is not affiliated in any manner with Costa. The Company expects to record a pre-tax gain of approximately $200,000 from this transaction during the third quarter of 1997.

            The Company owns another 20 acre farm in South Florida, for which it has also received an offer to purchase. The Company is in the process of negotiating the terms and conditions of such sale, which is expected to occur before the end of the year.

            The Company had previously announced the closing of its South Florida operations as of September 30, 1997.

ITEM 5.  OTHER EVENTS

            The Company has postponed the implementation of a possible reorganization to create a holding company structure. The Board of Directors is considering the possibility of calling a special meeting of shareholders to submit to shareholders a proposal to reincorporate the Company as a Puerto Rico corporation. To the extent the Board of Directors of the Company decides to proceed with the reincorporation proposal, a notice of meeting and proxy statement will be sent to all the Company's shareholders entitled to vote on the proposal.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORM, FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits

                  99.1   Press Release dated October 1, 1997.









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                                        2


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf of the undersigned thereunto duly authorized.


                                 MARGO NURSERY FARMS, INC.



                                 By:        /s/ MICHAEL J. SPECTOR
                                    ---------------------------------------
                                                Michael J. Spector
                                      Chairman of the Board, President and
                                              Chief Executive Officer


Date:  October 8, 1997








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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                   DESCRIPTION
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99.1           Press Release dated October 1, 1997.